Superior Financial Corp.

Gulf South Bank Conference
New Orleans, Louisiana
May 5-6, 2003

Superior Financial Corp

- $1.7 Billion thrift holding company headquartered in Little Rock, Arkansas
- Operates largest publicly-traded, independent unit bank in Arkansas
- Operates 61 offices along Interstate 40 corridor including Little Rock, Fort Smith, NW Arkansas, and NE Oklahoma
- Focuses on moderate income consumers and small business banking
- Trades under the symbol SUFI on the NASDAQ National Market

1998 - 2002 Accomplishments

- Achieved average annual EPS growth of 20% to bank-like performance ratios
- Overhauled balance sheet to bank-like composition:
  - Grew total loans by 59% and maintained strong credit quality
  - Grew transaction deposit accounts to 50% of total deposits
- Overhauled delivery channels:
  - nine new branches; sold twelve remote branches
  - new call center
  - new technology platform, etc.

1998 - 2002 Accomplishments
(continued)

- Implemented new strategic businesses –
  - *Commercial Banking*
  - *Investments*
  - *Insurance*
  - *Finance Company*
- Completed 18% stock repurchase program
- Enhanced shareholder value:
  - 89% total shareholder return

Earnings Per Share



$2.50
$2.00
$1.50
$1.00
$0.50
20% average annual growth rate
$0.88
$1.13
$1.24
$1.34
$1.80
$0.44
1998
$0.88
1999
$1.13
2000
$1.24
2001
$1.34
2002
$1.80
2003
$2.00*

* Street Estimate

SUPERIOR Financial Corp.

Net Interest Margin (FTE)



4.50%
4.00%
3.50%
3.00%
2.50%
3.42%
3.53%
3.37%
3.74%
4.12%
3.96%
2.83%
3.06%
2.92%
3.35%
3.70%
3.55%
1998
1999
2000
2001
2002
1Q 2003
SUFI
Bank

SUPERIOR Financial Corp.

Tangible Capital Growth


7.50%
6.00%
4.50%
3.00%
1.50%
2.85%
3.16%
3.32%
5.17%
5.73%
6.57%
1998
1999
2000
2001
2002
1Q 2003

Loans



(In Thousands)
$1,200,000
$900,000
$600,000
$300,000
April 1998
1998
1999
2000
2001
2002
1Q 2003
Mortgage
Consumer
Commercial

SUPERIOR Financial Corp.

Loan Mix



Mortgage
58%
Commercial
8%
Consumer
34%
2nd Qtr.
1998
1st Qtr. 2003
Commercial
34%
Mortgage
36%
Consumer
30%

NPA Ratio


1.50%
1.25%
1.00%
.75%
.50%
.25%
.59%
.40%
.24%
.49%
.99%
.72%
.77%
April 1, 1998
1998
1999
2000
2001
2002
1Q 2003

Deposits


(In Thousands)
$1,300,000
$1,200,000
$1,100,000
$1,000,000
$900,000
April 1998
1998
1999
2000
2001
2002
1Q 2003

Deposits (continued…)


Time Deposits
50%
Non-Interest
Bearing
Deposits
9%
Interest
Bearing
Transaction
Accounts
41%

1st Qtr. 2003

SUPERIOR Financial Corp.

2002 Deposit Share



Little Rock MSA 31%
NW Arkansas MSA 27%
Outside MSA - AR 17%
NE Oklahoma 25%

- **Little Rock MSA, Overall Market Share 4.83% - Ranked 5th**
- **Fort Smith MSA, Overall Market Share 10.70% - Ranked 3rd**

Noninterest Income / Total Revenue (%)



46.0%
44.0%
42.0%
40.0%
(In Thousands)
43.50%
39.50%
42.70%
43.10%
42.70%
43.80%
1998*
1999
2000
2001
2002
1Q 2003*

* Annualized

Select Performance Ratios

	SUFI	vs.	Commercial Bank Peers*
EPS Growth (3 yrs)	18%		13%
Net Int. Margin (Bank / SUFI)	4.12% / 3.70%		4.02%
NII/ Total Income	43%		26%
NPA / Loans	0.72%		0.94%
LLR / Loans	1.30%		1.30%
Tangible Equity / Assets	6.6%		6.7%
ROE	12.9%		14.9%
P/E Ratio	10.1x		12.9x

* Stifel, Nicolaus - 26 commercial bank peer group ($1.0 - $2.5 B assets) as of 12/31/02

2003 Strategic Initiatives

- Litigation Elimination
- ☑ Rational pricing / underwriting discipline
- ☑ Senior debt refinancing
- Accretive acquisitions in NW Arkansas & Tulsa
- Commercial bank charter
- ☑ Active Capital Management
  - *Stock Repurchase*
  - *Dividends*

Enhancing Shareholder Value

- 10% - 15% annual EPS growth
- Sizable franchise with good name brand
- Clean balance sheet
- Proven, experienced management team

Disclosure Statement

Cautionary Statement Pursuant to Safe Harbor Provisions of the Private Securities Litigation Reform Act of 1995.

This Presentation contains forward-looking statements within the meaning of the federal securities laws. The forward-looking statements in this presentation are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in or implied by the statements. Factors that may cause actual results to differ materially from those contemplated by such forward-looking statements include, among other things, the following possibilities: (i) deposit attrition, customer loss, or revenue loss in the ordinary course of business; (ii) increases in competitive pressure in the banking industry; (iii) costs or difficulties related to the integration of the businesses of Superior Financial Corp and the institutions acquired are greater than expected; (iv) changes in the interest rate environment which reduce margins (v) general economic conditions, either nationally or regionally, that are less favorable than expected, resulting in, among other things, a deterioration in credit quality; (vi) changes which may occur in the regulatory environment; (vii) a significant rate of inflation (deflation); and (viii) changes in the securities markets and (ix) the ability of Superior Financial Corp to achieve the strategies and goals set forth herein. When used in this Presentation, the words believes, estimates, plans, expects, should, may, might, outlook, and anticipates, and similar expressions as they relate to Superior Financial Corp (including its subsidiaries), or its management are intended to identify forward-looking statements. Similarly, Superior's description of any "goals", "strategies," "forecasts," or "initiatives" are also forward-looking statements.

SUPERIOR®
Financial Corp.